1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

February 4th, 2015


1ST SECURITY BANK

Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; secondary market conditions for loans and our ability to sell loans into the secondary market; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us; and other economic, competitive, governmental, regulatory, and other technical factors affecting our operations, pricing, products, and services and other risks described in our reports filed with the Securities and Exchange Commission including our Quarterly Reports on form 10-Q and Annual Reports on form 10-K for the year ended December 31, 2013.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

Bank History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Announced our eighth consecutive quarterly cash dividend payment in our January 2015 press release.


WASHINGTON CREDIT UNION
1ST SECURITY BANK
FS BANCORP, INC.
FSBW


Lynnwood
Bothell
522
Canyon Park
Edmonds
Mountlake Terrace
Poulsbo
3
Bainbridge Island
Overlake
520
Capitol Hill
Seattle
Bellevue
90
5
405
Port Orchard
Tacoma
16
167
5
Puyallup
Administrative Center
Bellevue Home Lending
Bothell Home Lending
Canyon Park
Capitol Hill
Edmonds
Lynnwood
Mountlake Terrace Home Lending
Overlake
Poulsbo
Poulsbo Home Lending
Port Orchard Home Lending
Puyallup
Puyallup Home Lending
Tri-Cities Home Lending
Richland
Pasco
Tri-Cities
Kennewick

Administrative, Retail Banking, and Loan Production Footprint

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: December 31, 2014

Coastal Community Bank	$546,343
1st Security Bank	$500,664
UniBank	$232,486
Pacific Crest Savings Bank	$187,570
Mountain Pacific Bank	$155,486
The Bank of Washington	$152,027
Prime Pacific Bank, N.A.	$121,460

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 2/02/2015. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Northwest Economy



- Employment
- Limited supply of “in city” housing
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom
- Population growth, income growth, and housing affordability

Financial History

Data prior to December 31, 2012 is reported for the Bank only.

	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Loans	$387,174	$281,081	$274,949	$217,131	$230,822
Total Assets	$509,754	$419,187	$359,030	$283,793	$292,334
Total Deposits	$420,444	$336,876	$288,949	$246,418	$243,957
Total Equity	$65,836	$62,313	$59,897	$26,767	$24,795
Net Income	$4,540	$3,920	*$5,295	$1,545	$1,602

* Includes DTA allowance reversal of $2.3 million

Numbers presented in thousands (000's)

Income Statement

Twelve Months Ended December 31, 2014 (Consolidated)

Interest Income	$24,842
Interest Expense	(2,702)
Net Interest Income (NII)	**22,140**
Provision for Loan Losses	(1,800)
NII after Provision	**20,340**
Noninterest Income	10,033
Noninterest Expense	(23,902)
Income Pre Tax Provision	**6,471**
Provision for Income Tax	(1,931)
Net Income	**$4,540**

Twelve Months Ended December 31, 2013 (Consolidated)

Interest Income	$21,733
Interest Expense	(2,178)
Net Interest Income (NII)	**19,555**
Provision for Loan Losses	(2,170)
NII after Provision	**17,385**
Noninterest Income	8,915
Noninterest Expense	(20,361)
Income Pre Tax Provision	**5,939**
Provision for Income Tax	(2,019)
Net Income	**$3,920**

Numbers presented in thousands (000's)

Balance Sheet

Numbers presented in thousands (000's)

As of December 31, 2014 (Consolidated)

Cash and Cash Equivalents	$ 20,098
Securities AFS at Fair Value	48,744
Loans Held for Sale at Fair Value	25,983
Loans Receivable, Net	387,174
Premises and Equipment, Net	13,584
Other Real Estate Owned	0
Other Assets*	14,171
TOTAL ASSETS	**$ 509,754**
Noninterest-bearing Deposits	56,734
Interest-bearing Deposits	363,710
Borrowings	17,034
Other Liabilities	6,440
TOTAL LIABILITIES	**$ 443,918**
TOTAL EQUITY	**$ 65,836**

As of December 31, 2013 (Consolidated)

Cash and Cash Equivalents	$ 41,085
Securities AFS at Fair Value	56,239
Loans Held for Sale at Fair Value	11,185
Loans Receivable, Net	281,081
Premises and Equipment, Net	13,818
Other Real Estate Owned	2,075
Other Assets*	13,704
TOTAL ASSETS	**$ 419,187**
Noninterest-bearing Deposits	45,783
Interest-bearing Deposits	291,093
Borrowings	16,664
Other Liabilities	3,334
TOTAL LIABILITIES	**$ 356,874**
TOTAL EQUITY	**$ 62,313**

*Includes accrued interest receivable, deferred tax asset, derivative fair value and other assets.

Selected Financial Ratios

	(Consolidated) 12/31/2014	(Consolidated) 12/31/2013	(Consolidated) 12/31/2012
Return on Average Assets	1.00%	1.01%	1.64%**
Net Interest Margin	5.12%	5.33%	5.43%
Efficiency Ratio	74.29%	71.52%	72.95%
Net Loans & Leases to Deposits***	98.27%	86.76%	98.22%
Non-Performing Assets to Total Assets	0.08%	0.77%	1.13%
ALLL/Total Loans and Leases not HFS	1.54%	1.77%	1.68%
Tier One Leverage Capital (Company)	13.16%	15.50%	16.66%
Book Value Per Share (Reported)	$22.48*	$20.55	$19.92

* Shares outstanding are 3,235,625 shares less 125,105 unvested RSA's and 181,447 unallocated ESOP shares.

** Includes DTA allowance reversal of $2.3 million.

*** Includes Loans Held for Sale.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 12/31/2014

Type	Percentage of Gross Loans including HFS
Consumer Lending	33%
Commercial Real Estate	28%
Business Lending	19%
Residential Lending	21%
TOTAL	100%

Actual 12/31/2013

Type	Percentage of Gross Loans including HFS
Consumer Lending	41%
Commercial Real Estate	27%
Business Lending	16%
Residential Lending	16%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and Consumer HFS. Commercial real estate consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential liens including home equity and held for sale.

Consumer Lending

Q4 2014 Highlights

- $136.8 million Outstanding
- $16.67 million in Dealer Originations
- Average Yield of 8.29% in Q4 2014
- Annualized net charge-offs of 0.62%
- Top 10 Dealers accounted for $11 million (67%) of loan originations in Q4 2014

2009-2014 Portfolio Credit Quality


80
70
60
50
40
30
20
10
0
<680
680-719
720+
2009
2014

Q4 2014 Dealer Production by State

- 41.22% Washington
- 27.98% Oregon
- 30.80% California

Portfolio Characteristics


2%
12%
13%
73%
Indirect home improvement
Solar
Marine
Other

Home Lending

2014 Q4 Originations of Loans Held for Sale: $97.4 million

- Retail originations through four stand-alone locations and two in-branch locations
- 4th Quarter Purchase Closings: 68.1% of Total Dollar Closings
- $7.2 million in portfolio originations in additional to HFS originations


$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Quarterly HFS Closed Volume (in millions)

Home Lending

2014 Servicing unpaid principal balance $340.2 million

- Fourth quarter increase in Notional servicing:	$50.6 million
- Book value for mortgage servicing rights:	0.90%
- 3rd Party market value of servicing rights:	1.04%
- Weighted average coupon:	4.09%

2014 Q4 Margins on loan sales:

- Margins on loans sold in Q4 of 2.37%
- Up from 2.18% Q4 2013
- Improved margins from improved loan mix: government loans and sales execution
- Margins reported are on "sold" loans only


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.51%
1.86%
2.13%
2.85%
2.83%
2.28%
2.53%
2.18%
2.08%
2.21%
2.45%
2.37%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Commercial Business Lending

2014 Fourth Quarter Summary

- $77.9 million outstanding as of 12/31/14.
- $132.5 million committed as of 12/31/14.
- $10.1 million in warehouse outstanding, up from $4.0 million outstanding as of December 2013.

2014 Mortgage Warehouse Lines

- Commitment decreased to $34.0 million from $38.0 million year over year.
- Outstanding balances at December 31, 2014 increased to $10.1 million from $4.0 million at year end 2013.

4th Quarter 2014 Product Mix


$10,084
13%
$12,172
16%
$55,625
71%
Warehouse
Construction Warehouse
C+I

2011 – 2014 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Data reported in thousands (000's) unless otherwise noted

Construction Lending

Portfolio Highlights:

- $14MM in 2014 Q4 Originations
- $98.0 million Committed as of 12/31/14
- $57.8 million Outstanding as of 12/31/14
- Originations continue to be focused in King County, Washington

December 31, 2014 Concentration (Outstanding Balances)


6%
11%
2%
81%
Land and Development
Multifamily Vertical
Comm'l Vertical
Residential Vertical

Non-performing Loans and OREO


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Non-accrual Loans
REO

Numbers reported in thousands (000's)

Deposit Trends

As of December 31, 2014


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$33,623
8%
$86,319
21%
$126,331
30%
$174,171
41%
Numbers reported in thousands (000's)

As of December 31, 2013


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$31,360
9%
$72,508
21%
$98,501
29%
$134,507
40%
Numbers reported in thousands (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining current asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Management Strategy

- Primary deployment through organic asset growth
- Declared eighth quarterly cash dividend at 6 cents per share for shareholders of record on February 12, 2015 and payable on February 26, 2015
- $9.7 million in cash held at FS Bancorp, Inc. as of year-end 2014
- Participation/loan sale opportunities with the subsidiary bank
- Continued focus on increasing shareholder value through business plan execution

1ST SECURITY BANK

FS BANCORP, INC.

Contact Information

Donn C. Costa
Donn.Costa@fsbwa.com
SVP Home Lending
425-697-8011

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
425-697-8026

6920 220th Street Southwest
Mountlake Terrace
Washington 98043